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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported) July 16, 2001
                                                  ------------------------------

                         Digital Lighthouse Corporation
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

             000-30033                                   84-1334615
      ------------------------                 ---------------------------------
      (Commission File Number)                 (IRS Employee Identification No.)

    5619 DTC Parkway, 12th floor
            Englewood, CO                                80111-3017
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (303) 357-3000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On July 16, 2001, Digital Lighthouse Corporation, a Delaware corporation (the "Registrant"), filed a voluntary petition for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Colorado (the "Court").

     The Chapter 11 filing is intended to allow the Registrant, as debtor-in-possession, to continue to manage and operate its assets and businesses in the ordinary course of business subject to the supervision and orders of the Court.

     A copy of the press release of the Registrant dated July 16, 2001 is attached as Exhibit 20.1 hereto and is hereby incorporated by reference.

ITEM 5. OTHER INFORMATION.

     Effective July 6, 2001, Steve Hansen resigned as the Chief Financial Officer of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a) Financial Statements of Businesses Acquired:

          Not required.

     (b) Pro Forma Financial Information:

          Not required.

     (c) Exhibits:

          Exhibit Number             Description

              20.1          News Release dated July 16, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Digital Lighthouse Corporation
                                       -----------------------------------------
                                                     (Registrant)

     Date: July 31, 2001               By: /s/ TIMOTHY O'CROWLEY
                                           -------------------------------------
                                           Timothy O'Crowley
                                           Chief Executive Officer

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION
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
 20.1              News Release dated July 16, 2001